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                           SOTHEBY'S NEVADA, INC.
                    5600 Spring Mountain Road, Suite 104

                          Las Vegas, Nevada 89102

                                                              December 31, 2000


Acquavella Comtemporary Art, Inc.
C/o Mr. William R. Acquavella
1400 South Virginia Street
Reno, Nevada 89502


Dear Bill:

         This letter agreement amends the Agreement of Partnership (the "Partnership Agreement") of Acquavella Modern Art, a Nevada general partnership, dated May 29, 1990, between Sotheby's Nevada, Inc., a Nevada corporation ("Sotheby's Partner"), and Acquavella Contemporary Art, Inc., a Nevada corporation ("Acquavella Partner").

         Each of the Sotheby's Partner and the Acquavella Partner hereby agree to amend Section 1.5(iii) of the Partnership Agreement to delete the reference to December 31, 2000, and substitute therefor the date of "March 31, 2002."

         Except as amended hereby, the Partnership Agreement shall remain in full force and effect and is hereby ratified and confirmed.

         Please sign this letter agreement in the space provided below. Upon execution on behalf of the Acquavella Partner, this letter agreement shall be effective as of the date of this letter.

                                     SOTHEBY'S NEVADA, INC.


                                     By: /s/ William F. Ruprecht
                                         -----------------------
                                     Name:  William F. Ruprecht
                                     Title: President


AGREED AND ACCEPTED

ACQUAVELLA CONTEMPORARY ART, INC.

By: /s/ William Acquavella
    ----------------------
Name:  William Acquavella
Title: President